UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   __________

                                    FORM 8-K
                                   __________

                                 CURRENT REPORT
     Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 2006

                                  AGRONIX, INC.

               (Exact Name of Registrant as Specified in Charter)

          Florida                        0-15893                  65-0664961
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(State or other jurisdiction of  (Commission File Number)      (IRS Employee
incorporation or organization)                               Identification No.)

c/o American Union Securities 100 Wall Street 15th Floor New York, NY    10005
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    (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 232-0120

              1008-510 West Hastings Street, Vancouver, BC, Canada (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     (a) On May 19, 2006, Agronix, Inc. (the "Company") dismissed its independent accountants, Dale Matheson Carr-Hilton LaBonte ("DMCL"), as the Company's independent auditors. The decision to change accountants was approved by the Company's Board of Directors.

     For the fiscal years ended December 31, 2005 and December 31, 2004, the Company's principal independent accountants' opinions of the Company's financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles. It was modified as to a going concern.

     During the Company's most recent full fiscal years ended December 31, 2005 and 2004, there were no disagreements with DMCL on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of DMCL, would have caused them to make reference to the subject matter of such disagreements in connection with their reports; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     (b) The Company retained Bagell, Josephs, Levine & Company, LLC ("BJL") as its new independent auditors as of May 19, 2006. BJL is located at 200
Haddonfield Berlin Road High Ridge Commons Gibbsboro, NJ 08026. Prior to such date, the Company, did not consult with BJL regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered Davidson or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.


ITEM 9.01.             FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired:


         None

     (b) Exhibits

Exhibits       Description
--------------------------------------------------------------------------------
16             Letter  regarding  change in certifying  accountant dated May 19,
               2006 from DMCL

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AGRONIX INC.

                           By: /s/ Yingxia Jiao
                           --------------------
                           Name: Yingxia Jiao
                           Title:President, Chief Executive Officer

Dated: May 19, 2006


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